MODIFICATION TO CREDIT AGREEMENT

This Modification to Credit Agreement ("Modification") is made as of March 27, 2009, by and among OWENS MORTGAGE INVESTMENT FUND, a California limited partnership (“Borrower”) and CALIFORNIA BANK & TRUST, FIRST BANK and CITY NATIONAL BANK (which are collectively known as “Lenders”).

RECITALS

A.           Pursuant to the terms of a Credit Agreement ("Credit Agreement") between Lenders and Borrower dated as of August 31, 2001, Lenders agreed to make Revolving Loans to Borrower up to the credit limit of the principal sum of $20,000,000.  California Bank & Trust is the agent of Lenders under the Credit Agreement (“Agent”).  The Credit Agreement was amended by a Modification to Credit Agreement, dated February 28, 2002, executed by the parties that, among other things, added Swing Loans to the facility.  The Revolving Loans and Swing Loans are collectively referred to as “Loans.”  By a Modification to Credit Agreement, dated August 16, 2002, executed by the parties, the “Amount of Aggregate Commitment” for each Lender was increased.  By a Modification to Credit Agreement dated July 31, 2003, executed by the parties, the “Commitment Termination Date” was extended to July 31, 2005.  By a further Modification to Credit Agreement dated July 31, 2005, the “Commitment Termination Date” was extended to September 30, 2005.  By another Modification to Credit Agreement, dated September 30, 2005, the “Commitment Termination Date” was extended to July 31, 2007.  By another Modification to Credit Agreement, dated February 9, 2006, the Amount of Aggregate Commitment for each Lender through July 31, 2006 was amended and Second Replacement Revolving Promissory Notes were executed.  By a Modification to Credit Agreement, dated August 15, 2006, compliance with section 11.25 of the Credit Agreement as of September 30, 2006 was waived. By a further Modification to Credit Agreement, dated February 23, 2007, the “Amount of Aggregate Commitment” for Loans was temporarily increased through July 31, 2007, provision for an Unused Commitment Fee was added, and Third Replacement Promissory Notes were executed. By another Modification to Credit Agreement, dated July 20, 2007, the Commitment Termination Date was further extended.  The Credit Agreement was last amended by a Modification to Credit Agreement, dated March 31, 2008, by which the Amount of Aggregate Commitment was changed, the Unused Commitment Fee was reaffirmed, and the Minimum Tangible Net Worth covenant was adjusted, among other things.

B.           In response to Borrower's request and in reliance upon Borrower's representations made to Lenders in support thereof, Lenders have agreed to further modify the terms of the Credit Agreement, as set forth in this Modification.  Capitalized terms shall have the meanings assigned to them in the Credit Agreement, as previously modified, except as set forth in this Modification.

AGREEMENT

NOW, THEREFORE, Borrower and Lenders agree as follows:

1. Adoption of Recitals.  Borrower hereby represents and warrants that each of the recitals set forth above is true, accurate and complete.

2. Conditions Precedent.  This Modification shall become effective only upon Borrower's delivery or satisfaction of the following conditions in form and substance acceptable to Agent:

(a)  There shall be no Event of Default under the Credit Agreement, except as waived hereby;

(b)      Borrower shall execute this Modification;

(c)  Guarantor shall execute the Acknowledgment and Consent appended to the Modification;

(d)      Borrower shall pay to Agent all of Agent’s attorneys' fees incurred in the preparation of this Modification and all out-of-pocket fees incurred by Agent in connection with this Modification; and

(e)  Borrower shall provide any other items or documents required by Agent in connection with the consummation of this transaction.

3. Representations and Warranties.  Borrower hereby represents and warrants that no event of default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time, or both, under any of the Credit Documents, and all representations and warranties of Borrower in this Modification and the other Credit Documents are true and correct as of the date of this Modification and shall survive the execution of this Modification.

4. Waivers.   Borrower’s compliance with positive net profit and positive operating profit requirements of Section 11.9 of the Credit Agreement, entitled “Profitability,” are waived for the periods ending December 31, 2008 and March 31, 2009.

5. Modification of Loan Documents.  The Credit Documents are hereby supplemented, amended and modified to incorporate the following, which shall supersede and prevail over any existing and conflicting provisions thereof:

(a)       Section 5.1 of the Credit Agreement, entitled “Interest,” is modified by deleting subsection (a) thereof and replacing subsection (a) with the following:

            (a)  Loans.   The unpaid principal amount of each Loan shall bear interest prior to maturity at a rate per annum equal to the Reference Rate in effect from time to time but in no event shall interest accrue at less than five percent (5.00%) per annum.

6. Security Instruments.  The Credit Documents which recite that they are security instruments shall secure, in addition to any other obligations secured thereby, the payment and performance by Borrower of all obligations under the Credit Documents, as modified hereby, and any amendments, modifications, extensions or renewals of the same which are hereafter agreed to in writing by the parties.

7. Governing Law.  This Modification shall be construed, governed and enforced in accordance with the laws of the State of California.

8. Interpretation.  No provision of this Modification is to be interpreted for or against either Borrower or Lenders because that party, or that party's representative, drafted such provision.

9. Full Force and Effect.  Except as set forth herein, all other terms and conditions of the Loan Documents shall remain in full force and effect.

10. Reaffirmation.  Borrower hereby acknowledges, reaffirms and confirms its obligations under the Credit Documents, as amended and modified by this Modification.

11. Entire Agreement.  This Modification and the Credit Documents represent the entire agreement of the parties and supersede all prior oral and written communication between the parties.  If there is any conflict between this Modification and any documents referred to herein, this Modification shall prevail.  No amendment of this Modification shall be valid unless it is in writing and is signed by the parties to this Modification.

12. IN WITNESS WHEREOF, the parties have executed this Modification as of the day and year first above written.

OWENS MORTGAGE INVESTMENT FUND,
a California limited partnership,

By:           OWENS FINANCIAL GROUP, INC.,
a California corporation, its general partner

By:           /s/ Bryan H. Draper
Name:      Bryan H. Draper
Title:        CFO

2221 Olympic Boulevard
Walnut Creek, CA 94595
Fax: (925) 935-1486

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CALIFORNIA BANK & TRUST, a California
banking corporation

By:           /s/ S.C. Bellicini
Name:      S.C. Bellicini
Title:        Senior Vice President

By:           /s/ Carmen Sanz
Name:      Carmen Sanz
Title:        Vice President

San Francisco Corporate Banking
465 California Street, First Floor
San Francisco, CA 94104
Fax:  415/875-1456

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FIRST BANK, a Missouri banking corporation, formerly FIRST BANK & TRUST

By:           /s/ William G. Nelle, Jr.
Name:      William G. Nelle, Jr.
Title:         SVP & Manager

By:
Name:
Title:

Commercial and Private Banking
550 Montgomery Street
San Francisco, CA 94111
Fax:  415/398-7190

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CITY NATIONAL BANK, a national
banking corporation

By:           /s/ Kevin P. McKenna
Name:      Kevin P. McKenna
Title:        Vice President

By:           /s/ Jerry McDermott
Name:      Jerry McDermott
Title:        Vice President

Address:      555 South Flower Street, 16th Floor
                      Los Angeles, CA 90071
Fax:               (213) 673-8958

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ACKNOWLEDGMENT AND CONSENT

Guarantor acknowledges and consents to the foregoing Modification to Credit Agreement and all prior Modifications to Credit Agreement executed by Borrower and Lenders in connection with the Credit Agreement.  Guarantor further acknowledges that the Continuing Guaranty, dated August 31, 2001, executed by Guarantor in favor of Agent and Lenders remains in full force and effect without known defense as to the indebtedness of Borrower under the Credit Agreement, as previously and as herewith modified.

Dated:  March 27, 2009

OWENS FINANCIAL GROUP, INC.,
a California corporation

By:        /s/ Bryan H. Draper
Printed Name:   Bryan H. Draper
Title:     CFO

ACCEPTED AND ACKNOWLEDGED BY:

CALIFORNIA BANK & TRUST, AS AGENT FOR BANKS

By:        /s/ Carmen Sanz

Printed Name:   Carmen Sanz

Title:     Vice President

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